EXHIBIT 12.3


                        RJR NABISCO HOLDINGS CORP.
        COMPUTATION OF RATIO OF EARNINGS TO COMBINED FIXED CHARGES
        AND PREFERRED STOCK DIVIDENDS/DEFICIENCY IN THE COVERAGE OF
          COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS BY
                       EARNINGS BEFORE FIXED CHARGES
                           (Dollars in Millions)



                                                  1st Qtr.
                                                    1998          1997         1996        1995        1994        1993
                                                  --------       ------       ------      ------      ------      ------
Earnings before fixed charges:
 Income before income taxes..................      $   13        $1,016       $1,199      $1,266      $1,375        $111
 Less minority interest in pre-tax income
   of Nabisco Holdings.......................          18           142           22         105          --          --
                                                    -----         -----        -----       -----       -----       -----
 Adjusted income before taxes................          (5)          874        1,177       1,161       1,375         111
 Interest and debt expense...................         221           912          927         899       1,065       1,209
 Interest portion of rental expense..........          15            61           56          54          51          52
                                                    -----         -----        -----       -----       -----       -----
Earnings before fixed charges................      $  231        $1,847       $2,160      $2,114      $2,491      $1,372
                                                    =====         =====        =====       =====       =====       =====
Combined fixed charges and preferred
 stock dividends:
 Interest and debt expense...................         221           912          927         899       1,065       1,209
 Interest portion of rental expense..........          15            61           56          54          51          52
 Capitalized interest........................           1             6           15          12          11           9
 Preferred stock dividends (1)...............          15           153          307         411         594         368
                                                    -----         -----        -----       -----       -----       -----
Combined fixed chargesand preferred
stock dividends..............................      $  252        $1,132       $1,305      $1,376      $1,721      $1,638
                                                    =====         =====        =====       =====       =====       =====

Ratio of earnings to combined fixed
charges and preferred stock
    dividends................................          --         1.632        1,655       1,536       1,447          --
                                                    =====         =====        =====       =====       =====       =====
Deficiency in the coverage of combined
 fixed charges and preferred stock
 dividends by earnings before fixed
charges......................................      $  (21)           --           --          --          --       $(266)
                                                    =====         =====        =====       =====       =====       =====


-------------
(1) Preferred stock dividends have been increased to present their equivalent pre-tax amounts, as applicable.


                  Incorporation By Reference of Registration
                  Statement on Form S-3 (File No.:333-60811)

RJR Nabisco, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on From S-3 in its entirety Registration Statement on Form S-3 (File Nos.: 333-6811, 333-60811-01, 333-60811-02, 333-60811-03,
333-60811-04, 333-60811-05 and 333-60811-06), as amended, declared effective at August 31, 1998 by the Securities and Exchange Commission including each document incorporated or deemed to be incorporated by reference therein.


                                SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, RJR Nabisco, Inc. has duly caused this Amendment No. 2 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 8th day of September, 1998.


                                    RJR NABISCO, INC.



                                    By:         /s/ H. Colin McBride
                                       ---------------------------------------
                                               Senior Vice President,
                                       Associate General Counsel and Secretary

               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                        Title                     Date
         ---------                        -----                     ----

  /s/ Steven F. Goldstone      Chairman and Chief Executive    September 8, 1998
-----------------------------  Officer (Principal Executive
    Steven F. Goldstone        Officer)


    /s/ David B. Rickard       Senior Vice President and Chief September 8, 1998
-----------------------------  Financial Officer (Principal
      David B. Rickard         Financial Officer)


   /s/ Richard G. Russell      Senior Vice President and       September 8, 1998
-----------------------------  Controller (Principal
     Richard G. Russell        Accounting Officer)


             *                 Director                        September 8, 1998
-----------------------------
     John T. Chain, Jr.


             *                 Director                        September 8, 1998
-----------------------------
     Julius L. Chambers


             *                 Director                        September 8, 1998
-----------------------------
     John L. Clendenin


             *                 Director                        September 8, 1998
-----------------------------
       Ray J. Groves


             *                 Director                        September 8, 1998
-----------------------------
     Fred H. Langhammer


             *                 Director                        September 8, 1998
-----------------------------
     H. Eugene Lockhart


             *                 Director                        September 8, 1998
-----------------------------
     Theodore E. Martin


             *                 Director                        September 8, 1998
-----------------------------
     Rozanne L. Ridgway



*By  /s/  H. Colin McBride
    --------------------------
          H. Colin McBride
          Attorney-in-Fact


                                SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933, RJR Nabisco Holdings Corp. has duly caused this Amendment No. 2 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 8th day of September, 1998.


                                    RJR NABISCO HOLDINGS CORP.



                                    By:        /s/ H. Colin McBride
                                       ---------------------------------------
                                                   H. Colin McBride
                                                 Senior Vice President,
                                       Associate General Counsel and Secretary

               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Signature                       Title                   Date
            ---------                       -----                   ----


   /s/ Steven F. Goldstone       Chairman and Chief Executive  September 8, 1998
-------------------------------  Officer (Principal Executive
     Steven F. Goldstone         Officer)


    /s/ David B. Rickard         Senior Vice President and     September 8, 1998
-------------------------------  Chief Financial Officer
      David B. Rickard           (Principal Financial Officer)


    /s/Richard G. Russell        Senior Vice President and     September 8, 1998
-------------------------------  Controller (Principal
     Richard G. Russell          Accounting Officer)


              *                  Director                      September 8, 1998
-------------------------------
     John T. Chain, Jr.


              *                  Director                      September 8, 1998
-------------------------------
     Julius L. Chambers


              *                  Director                      September 8, 1998
-------------------------------
      John L. Clendenin


              *                  Director                      September 8, 1998
-------------------------------
        Ray J. Groves


              *                  Director                      September 8, 1998
-------------------------------
     Fred H. Langhammer


              *                  Director                      September 8, 1998
-------------------------------
     H. Eugene Lockhart


              *                  Director                      September 8, 1998
-------------------------------
     Theodore E. Martin


              *                  Director                      September 8, 1998
-------------------------------
     Rozanne L. Ridgway



*By   /s/ H. Colin McBride
 ------------------------------
          H. Colin McBride
          Attorney-in-Fact

                                SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, RJR Nabisco Holdings Capital Trust II certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 8th day of September, 1998.



                              RJR NABISCO HOLDINGS CAPITAL TRUST II




                              By: /s/ H. Colin McBride
                                 ----------------------------------------
                                 Name: H. Colin McBride
                                 Title: Regular Trustee


                                SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, RJR Nabisco Holdings Capital Trust III certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 8th day of September, 1998.


                              RJR NABISCO HOLDINGS CAPITAL TRUST III




                              By: /s/ H. Colin McBride
                                 ----------------------------------------
                                 Name: H. Colin McBride
                                 Title: Regular Trustee


                                SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, RJR Nabisco Holdings Capital Trust IV certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 8th day of September, 1998.


                              RJR NABISCO HOLDINGS CAPITAL TRUST IV





                              By: /s/ H. Colin McBride
                                 ----------------------------------------
                                 Name: H. Colin McBride
                                 Title: Regular Trustee


                                SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, RJR Nabisco Holdings Capital Trust V certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 8th day of September, 1998.


                              RJR NABISCO HOLDINGS CAPITAL TRUST V




                              By: /s/ H. Colin McBride
                                 ----------------------------------------
                                 Name: H. Colin McBride
                                 Title: Regular Trustee


                                SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, RJR Nabisco Holdings Capital Trust VI certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 8th day of September, 1998.


                              RJR NABISCO HOLDINGS CAPITAL TRUST VI




                              By: /s/ H. Colin McBride
                                 ----------------------------------------
                                 Name: H. Colin McBride
                                 Title: Regular Trustee